SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2001

COMPAQ COMPUTER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9026	76-0011617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20555 SH 249 Houston, Texas	77070 (Zip Code)
(Address of Principal Executive Offices)

(281) 370-0670

(Registrant’s telephone number, including area code)

Item 5.  Other Events.

      This Current Report is filed to set forth Compaq’s ratio of earnings to fixed charges and the computation thereof for the periods included in the attached Exhibit 12.1.

Item 7.  Financial Statements and Exhibits.

Exhibit 12.1	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPAQ COMPUTER CORPORATION

Dated: May 7, 2001

/s/ Linda S. Auwers

Linda S. Auwers
Vice President, Deputy General
Counsel and Secretary

Exhibit Index

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges

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